EXHIBIT 17

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

***  CONTROL  NUMBER:  XXX XXX XXX XXX XX ***
Please  fold and  detach  card at perforation before mailing.

FARMERS INCOME PORTFOLIO

PROXY             SPECIAL MEETING OF SHAREHOLDERS - ____ __, 2001


         The undersigned hereby appoints _____________, ________________ and _______________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on [date], 2001, at [time] [a][p].m., Eastern time, and at any adjournments thereof.

                     PLEASE SIGN AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE. NO POSTAGE IS
                                    REQUIRED.

                     Dated ____________________________,2001

                       Please sign exactly as your name or
                        names appear. When signing as an
                       attorney, executor, administrator,
                      trustee or guardian, please give your
                               full title as such.

                  [Name]
                  [Address]
                               Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

           Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                   Please vote by filling in the boxes below.

PROPOSAL                                               FOR    AGAINST   ABSTAIN

To approve an Agreement and Plan of Reorganization
as it  relates  to  (i)  the  transfer  of  all or
substantially  all of the  assets  and  all of the
liabilities of the Fund to Scudder Pathway Series:
Conservative   Portfolio  ("Pathway   Conservative
Portfolio"),   (ii)  the   distribution   to  each
shareholder   of  the  Fund   shares  of   Pathway
Conservative Portfolio of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of their holdings in the Fund and (iii) the termination of the Fund.


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                           PLEASE SIGN ON REVERSE SIDE

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

***  CONTROL  NUMBER:  XXX XXX XXX XXX XX ***
Please  fold and  detach  card at perforation before mailing.

FARMERS INCOME WITH GROWTH PORTFOLIO

PROXY             SPECIAL MEETING OF SHAREHOLDERS - ____ __, 2001


         The undersigned hereby appoints _____________, ________________ and _______________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on [date], 2001, at [time] [a][p].m., Eastern time, and at any adjournments thereof.

                     PLEASE SIGN AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE. NO POSTAGE IS
                                    REQUIRED.

                     Dated ____________________________,2001

                       Please sign exactly as your name or
                        names appear. When signing as an
                       attorney, executor, administrator,
                      trustee or guardian, please give your
                               full title as such.

                  [Name]
                  [Address]

                                Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

           Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                   Please vote by filling in the boxes below.

PROPOSAL                                              FOR     AGAINST    ABSTAIN

To approve an Agreement and Plan of Reorganization
as it  relates  to  (i)  the  transfer  of  all or
substantially  all of the  assets  and  all of the
liabilities of the Fund to Scudder Pathway Series:
Moderate Portfolio ("Pathway Moderate Portfolio"),
(ii) the  distribution to each  shareholder of the
Fund  shares of Pathway  Moderate  Portfolio  of a
corresponding   class   to   those   held  by  the
shareholder in the Fund in an amount equal to the value of their holdings in the Fund and (iii) the termination of the Fund.


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                           PLEASE SIGN ON REVERSE SIDE

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

***  CONTROL  NUMBER:  XXX XXX XXX XXX XX ***
Please  fold and  detach  card at perforation before mailing.

FARMERS BALANCED PORTFOLIO

PROXY             SPECIAL MEETING OF SHAREHOLDERS - ____ __, 2001


         The undersigned hereby appoints _____________, ________________ and _______________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on [date], 2001, at [time] [a][p].m., Eastern time, and at any adjournments thereof.

                     PLEASE SIGN AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE. NO POSTAGE IS
                                    REQUIRED.

                     Dated ____________________________,2001

                       Please sign exactly as your name or
                        names appear. When signing as an
                       attorney, executor, administrator,
                      trustee or guardian, please give your
                               full title as such.

                  [Name]
                  [Address]

                                  Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

           Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                   Please vote by filling in the boxes below.

PROPOSAL                                         FOR        AGAINST      ABSTAIN

To  approve  an  Agreement  and  Plan of
Reorganization  as it relates to (i) the
transfer of all or substantially  all of
the assets and all of the liabilities of
the  Fund  to  Scudder  Pathway  Series:
Moderate  Portfolio  ("Pathway  Moderate
Portfolio"),  (ii) the  distribution  to
each  shareholder  of the Fund shares of
Pathway   Moderate    Portfolio   of   a
corresponding class to those held by the shareholder in the Fund in an amount equal to the value of their holdings in the Fund and (iii) the termination of the Fund.


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                           PLEASE SIGN ON REVERSE SIDE

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

***  CONTROL  NUMBER:  XXX XXX XXX XXX XX ***

Please  fold and  detach  card at perforation before mailing.

FARMERS GROWTH WITH INCOME PORTFOLIO

PROXY             SPECIAL MEETING OF SHAREHOLDERS - ____ __, 2001


         The undersigned hereby appoints _____________, ________________ and _______________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on [date], 2001, at [time] [a][p].m., Eastern time, and at any adjournments thereof.

                     PLEASE SIGN AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE. NO POSTAGE IS
                                    REQUIRED.

                     Dated ____________________________,2001

                       Please sign exactly as your name or
                        names appear. When signing as an
                       attorney, executor, administrator,
                      trustee or guardian, please give your
                               full title as such.

                  [Name]
                  [Address]

                                   Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

           Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                   Please vote by filling in the boxes below.

PROPOSAL                                           FOR      AGAINST     ABSTAIN

To  approve  an  Agreement  and  Plan of
Reorganization  as it relates to (i) the
transfer of all or substantially  all of
the assets and all of the liabilities of
the  Fund  to  Scudder  Pathway  Series:
Moderate  Portfolio  ("Pathway  Moderate
Portfolio"),  (ii) the  distribution  to
each  shareholder  of the Fund shares of
Pathway   Moderate    Portfolio   of   a
corresponding class to those held by the shareholder in the Fund in an amount equal to the value of their holdings in the Fund and (iii) the termination of the Fund.


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                           PLEASE SIGN ON REVERSE SIDE

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

***  CONTROL  NUMBER:  XXX XXX XXX XXX XX ***
Please  fold and  detach  card at perforation before mailing.

FARMERS GROWTH PORTFOLIO

PROXY             SPECIAL MEETING OF SHAREHOLDERS - ____ __, 2001


         The undersigned hereby appoints _____________, ________________ and _______________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on [date], 2001, at [time] [a][p].m., Eastern time, and at any adjournments thereof.

                     PLEASE SIGN AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE. NO POSTAGE IS
                                    REQUIRED.

                     Dated ____________________________,2001

                       Please sign exactly as your name or
                        names appear. When signing as an
                       attorney, executor, administrator,
                      trustee or guardian, please give your
                               full title as such.

                  [Name]
                  [Address]

                                 Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                        LOG ON TO WWW.PROXYWEB.COM/XXXXX

           Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                   Please vote by filling in the boxes below.

PROPOSAL                                            FOR     AGAINST     ABSTAIN

To  approve  an  Agreement  and  Plan of
Reorganization  as it relates to (i) the
transfer of all or substantially  all of
the assets and all of the liabilities of
the  Fund  to  Scudder  Pathway  Series:
Growth   Portfolio    ("Pathway   Growth
Portfolio"),  (ii) the  distribution  to
each  shareholder  of the Fund shares of
Pathway    Growth    Portfolio    of   a
corresponding class to those held by the shareholder in the Fund in an amount equal to the value of their holdings in the Fund and (iii) the termination of the Fund.


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                           PLEASE SIGN ON REVERSE SIDE